EXHIBIT INDEX 10.4

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                                  OFFICE LEASE

                      CMD REALTY INVESTMENT FUND II, L.P.,

                        an Illinois limited partnership,

                                  as Landlord,

                                       and

                               CPS SYSTEMS, INC.,

                              a Texas corporation,

                                   as Tenant.





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                                  OFFICE LEASE

         This Office Lease ("Lease"), dated as of the __ day of May, 1998, is made by and between "Landlord" and "Tenant" as those terms are defined in
Article 1 below.

                                    ARTICLE 1
                                   DEFINITIONS

     As used in this Lease, the following terms shall have the meanings hereinafter set forth:

     1.1 "Landlord" shall mean CMD Realty Investment Fund II, L.P., an Illinois limited partnership.

     1.2 "Address of Landlord" shall mean 227 West Monroe Street, Suite 3900, Chicago, IL 60606, Attn: General Counsel, with a copy to CMD Realty Investors, Inc., 5130 Eisenhower Boulevard, Suite 208, Tampa, FL 33634, Attn: Property Manager, with a copy to CMD Realty Investors, Inc., 227 West Monroe Street, Suite 3900, Chicago, IL 60606, Attn: Asset Manager.

     1.3 "Tenant" shall mean CPS SYSTEMS, INC., a Texas corporation.

     1.4 "Address of Tenant" shall mean 4902 Eisenhower Boulevard, Suite 350, Tampa, FL 33634.

     1.5 "Premises" shall mean the premises depicted and identified as "Premises" on Exhibit A hereto, located on the 3rd floor of the Building and known as Suite 350. Landlord and Tenant hereby stipulate that the Premises shall contain 10,354 rentable square feet.

     1.6 "Building" shall mean the building commonly known as One President's Plaza, located at 4902 Eisenhower Boulevard, Tampa, FL 33634

     1.7 "Lease Commencement Date" shall mean May 15, 1998, subject to Articles 3 and 33.

     1.8 "Lease Expiration Date" shall mean May 14, 2003, subject to Articles 3 and 33. ---------------------

     1.9 "Base Rent" shall mean the amounts shown as follows:


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          Period                                          Monthly Base Rent
          ------                                          -----------------
Lease Commencement Date through 5/14/99
                                                             $14,668.17
5/15/99 through 5/14/00
                                                             $15,185.87
5/15/00 through 5/14/01
                                                             $15,703.57
5/15/01 through 5/14/02
                                                             $16,221.27
5/15/02 through Lease Expiration Date
                                                             $16,738.97



     1.10 "Direct Expense Stop" shall mean $675.935.

     1.11 "Tenant's Share" shall mean 10.65%.

     1.12 "Security Deposit" shall mean $5,000.00.

     1.13 "Brokers" shall mean Cawley International.

     1.14 "Permitted Use" shall mean general office use.

     1.15 "Payment Address" shall mean Landlord, c/o The First National Bank of Chicago, P.O. Box 73313, Chicago, Illinois 60673-7313.

     1.16 "Lease Year" shall mean the consecutive twelve (12) month period during the Lease Term commencing on the Lease Commencement Date and each consecutive twelve (12) month period thereafter during the Lease Term.

     1.17 "Building Hours" shall mean 8:00 A.M. to 6:00 P.M. except for Sundays and New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and any other nationally and locally recognized holidays (collectively, "Holidays") and except that on Saturdays, "Building Hours" shall mean 9:00 A.M. to 1:00 P.M.

          1.18 The following exhibits and schedules attached hereto are made a part of this Lease:
                                Exhibit APremises
                            Exhibit A-1Real Property
                         Exhibit BRules and Regulations
                 Exhibit CForm of Tenant's Estoppel Certificate
            Exhibit DPremises Improvements Exhibit EOption to Extend




                                    ARTICLE 2
                      REAL PROPERTY, BUILDING AND PREMISES

         Commencing on the Lease Commencement Date, Landlord leases to Tenant, and Tenant leases from Landlord, the Premises. The outline of the Premises is set forth in Exhibit A attached hereto. The term "Real Property" shall mean the Building, and any common areas or facilities, easements, corridors, lobbies, sidewalks, loading areas, driveways, landscaped areas, air rights, development rights, parking rights, skywalks, parking garages and lots, and any and all other rights, structures or facilities operated or maintained in connection with or for the benefit of the Building, and all parcels or tracts of land on which all or any portion of the Building or any of the other foregoing items are located, and any fixtures, machinery, apparatus, systems and equipment located thereon or therein and used in connection therewith. The Real Property as of the date hereof is depicted on Exhibit A-1 attached hereto. Landlord reserves the right to add land, buildings, easements or other interests to, or sell or eliminate the same from, the Real Property and grant interests and rights in the Real Property to other parties. If the Building shall now or hereafter be part of a development, complex or group of two or more buildings or structures collectively owned or managed by Landlord or its affiliates or collectively managed by Landlord's managing agent, the Real Property shall, at Landlord's option also be deemed to include such other of those buildings or structures as Landlord shall from time to time designate, and shall initially include such buildings and structures (and related facilities and parcels on which the same are located) as Landlord shall have used in determining Tenant's Share in
Article 1. Concurrently with Tenant's lease of the Premises, Landlord grants to Tenant the right to the non-exclusive use of the common corridors and hallways, stairwells, elevators, restrooms and other public or common areas located on the Real Property; provided, however, that the use thereof shall be subject to the rules, regulations and restrictions attached hereto as Exhibit B ("Rules and Regulations").

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                                    ARTICLE 3
                              TERM AND COMMENCEMENT

     3.1 Term and Confirmation. The term ("Lease Term") of this Lease shall commence on the Lease Commencement Date and end on the Expiration Date set forth in Article 1, unless sooner terminated as provided herein, subject to adjustment as provided below and the other provisions hereof. If the Lease Commencement Date is advanced or postponed as provided below, the Expiration Date set forth in Article 1 shall not be changed, unless Landlord so elects by notice to Tenant. In addition, if the Lease Commencement Date, as so advanced or postponed herein, occurs other than on the first day of a calendar month, Landlord may further elect by notice to Tenant to: (i) extend the Lease Term such that the Lease Expiration Date is the last day of the calendar month in which it would otherwise occur, and/or (ii) adjust the dates for any fixed increases in the Base Rent such that they occur on the first day of the calendar month in which they would otherwise occur. Tenant shall execute a confirmation of the Lease Commencement Date, Lease Expiration Date and other dates as adjusted herein in such form as Landlord may reasonably request within ten (10) days after requested; any failure to respond within such time shall be deemed an acceptance of the matters as set forth in Landlord's confirmation. If Tenant disagrees with Landlord's adjustment of the Lease Commencement Date, Lease Expiration Date or other dates as adjusted herein, Tenant shall pay Rent and perform all other obligations commencing and ending on the date or dates determined by Landlord, subject to refund or credit when the matter is resolved.

     3.2 Early Commencement. The Lease Commencement Date, Rent and Tenant's other obligations shall be advanced to such earlier date as: (i) Landlord substantially completes any improvements to the Premises required under this Lease to an extent that Tenant is able to occupy the Premises, and Landlord delivers possession thereof, or (ii) Tenant, with Landlord's written permission, otherwise commences occupying substantially all of the Premises. If either such events occurs with respect to a portion of the Premises, the Lease Commencement Date, Rent and Tenant's other obligations shall be so advanced with respect to such portion (and fairly prorated based on the rentable square footage involved). During any period that Tenant shall be permitted to enter the Premises prior to the Lease Commencement Date other than to occupy the same (e.g., to perform alterations or improvements), Tenant shall comply with all terms and provisions of this Lease, except those provisions requiring the payment of Rent. Landlord shall permit early entry, so long as the Premises are legally available, Landlord has completed any work required under this Lease, and Tenant is in compliance with the other provisions of this Lease, including the insurance requirements under Article 11.

     3.3 Commencement Delays. Subject to Article 33, the Lease Commencement Date, Rent and Tenant's other obligations shall be postponed to the extent Tenant is unable to reasonably occupy the Premises because Landlord fails: (i) to substantially complete any improvements to the Premises required to be performed by Landlord under this Lease, or (ii) to deliver possession of the Premises for any other reason, including holding over by prior occupants, except to the extent that Tenant, its space planners, architects, contractors, agents or employees in any way contribute to either such failures. If either such event occurs with respect to a portion of the Premises, the Lease Commencement Date, Rent and Tenant's other obligations shall be so postponed with respect to such


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portion (and fairly prorated based on the rentable square footage involved). Any such delay in the Lease Commencement Date shall not subject Landlord to liability for loss or damage resulting therefrom, and Tenant's sole recourse with respect thereto shall be the postponement of Rent and other obligations described herein.


                                    ARTICLE 4
                                    BASE RENT

     Tenant shall pay in legal tender of the United States of America, without notice or demand, to Landlord at the Payment Address, or at such other place as Landlord may from time to time designate in writing, Base Rent as set forth in
Section 1.9, payable in equal monthly installments in advance on or before the first day of each and every calendar month during the Lease Term commencing on the Lease Commencement Date, without any setoff or deduction whatsoever, except that Tenant shall pay the first such monthly installment upon the execution hereof and such amount shall be credited against the first full monthly installment of Base Rent. Tenant shall also deliver to Landlord the Security Deposit set forth in Section 1.12 (if any) upon Tenant's execution and delivery of this Lease. If the Lease Commencement Date falls on a day of a calendar month other than the first day of such calendar month or if any Rent (as hereinafter defined) is for a period which is shorter than one calendar month, the Rent for any such fractional calendar month shall accrue on a daily basis for the period from the date such payment is due to the end of such calendar month or to the end of the Lease Term at a rate per day which is equal to 1/360 of the Rent. All other payments or adjustments required to be made under the terms of this Lease that require proration on a time basis shall be prorated on the same basis. Tenant shall also pay to Landlord as additional rent, in the same manner as the payment of Base Rent, any and all rental income tax assessed by any governmental body relating to this Lease.

                                    ARTICLE 5
                                 ADDITIONAL RENT

     5.1 Additional Rent. In addition to paying the Base Rent, Tenant shall pay as additional rent Tenant's Share (as set forth in Section 1.11 hereof) of the annual Direct Expenses (as hereinafter defined) which are in excess of the Direct Expense Stop set forth in Section 1.10. Such additional rent, together with any and all other amounts payable by Tenant to Landlord, as additional rent or otherwise, pursuant to the terms of this Lease, shall be hereinafter collectively referred to as the "Additional Rent." The Base Rent and Additional Rent are herein collectively referred to as the "Rent." All amounts due under this Article 5 as Additional Rent shall be payable in the same manner, time and place as the Base Rent. The obligations of Tenant to pay the Additional Rent provided for in this Article 5 shall survive the expiration or earlier termination of the Lease Term.

     5.2 Definitions. As used in this Article 5, the following terms shall have the meanings hereinafter set forth:

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          5.2.1 "Direct Expenses" shall mean the sum of "Operating Expenses" and
     "Tax Expenses."

          5.2.2 "Expense Year" shall mean each calendar year in which any portion of the Lease Term falls.

          5.2.3 "Operating Expenses" shall mean the dollar amount of all expenses, costs and amounts of every kind and nature which Landlord shall pay or incur during any Expense Year because of or in connection with the ownership, management, maintenance, repair, replacement, restoration or operation of the Real Property, excluding all Excluded Costs (as defined in Section 5.2.5 hereof), but including, without limitation, any amounts paid or incurred for (i) the cost of supplying all utilities, the cost of operating, maintaining, repairing, replacing, renovating and managing the utility systems, mechanical systems, sanitary and storm drainage systems, communication systems, and escalator and elevator systems, and the cost of supplies, tools, and equipment and maintenance and service contracts in connection therewith; (ii) the cost of licenses, certificates, permits and inspections and the cost of contesting the validity or applicability of any governmental enactments which may affect Operating Expenses; (iii) the cost of insurance carried by or on behalf of Landlord, in such amounts as Landlord may reasonably determine; (iv) fees, charges and other costs, including management fees (or amounts in lieu thereof), consulting fees (including but not limited to any consulting fees incurred in connection with the procurement of insurance), legal fees and accounting fees, of all persons engaged by Landlord or otherwise reasonably incurred by Landlord in connection with the management, operation, administration, maintenance and repair of the Real Property; (v) the cost of parking area repair, restoration, and maintenance, including, but not limited to, resurfacing, repainting, restriping, and cleaning; (vi) compensation and benefits of all persons engaged in the operation, maintenance or security of the Real Property, and employer's Social Security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages, salaries, compensation and benefits; provided, that if any employees of Landlord or Landlord's agents provide services for more than one building, then a prorated portion of such employees' wages, benefits and taxes shall be included in Operating Expenses based on the portion of their working time devoted to the Real Property, and provided further, that no portion of any employee's wages, benefits, or taxes allocable to time spent on the development or marketing of the Real Property shall be included in Operating Expenses; (vii) payments under any easement, license, operating agreement, declaration, restrictive covenant, or instrument pertaining to the sharing of costs by the Building, including the Real Property's allocable share of any owners' association assessments; (viii) the cost of Landlord's office and office operation for the Building and the Real
     Property and all supplies and materials used in connection therewith; provided, that if any office of Landlord or Landlord's agents provides services for more than one building, then a prorated portion of the cost of such office shall be included in Operating Expenses; and (ix) capital expenditures made: (a) primarily to reduce Operating Expenses or reduce the expected increase therein, (b) to comply with any governmental law or regulation or insurance requirement

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     then in effect, or (c) for repairs or replacements (as opposed to additions or new improvements) of roofs, parking areas, and other nonstructural items located in the common areas of the Real Property required to keep such areas in good condition; provided, any such permitted capital expenditure shall be amortized for purposes of this Lease over the shorter of: (x) the period during which the reasonably estimated savings in Operating Expenses equals the expenditure, (y) the shortest period over which Landlord may depreciate such item under the Federal Tax Code then in effect, or (z) the useful life of the item, but in no event more than ten (10) years; provided, Landlord may elect any longer period in Landlord's discretion. In each such case, Landlord may include interest on the unamortized amount at the prevailing loan rate available to Landlord when the cost was incurred, as determined in Landlord's reasonable discretion. Operating Expenses shall
     include  any  such  remaining   amortization  of  such  permitted   capital
     expenditures made prior to the date of this Lease. The foregoing provision is for definitional purposes only and shall not be construed to impose any obligation upon Landlord to incur such expenses. Landlord may retain independent contractors (or affiliated contractors at market rates) to provide any services or perform any work, in which case the costs thereof shall be deemed Operating Expenses.

     5.2.4 "Tax Expenses" shall mean the dollar amount of (i) all real estate taxes, assessments (special or otherwise), sewer and water rents, rates and charges and any other governmental levies, impositions or charges of a similar or dissimilar nature, whether general, special, ordinary, extraordinary, foreseen or unforeseen, which may be assessed, levied or imposed upon all or any part of the Real Property, whether or not the same constitute one or more tax lots, and (ii) any expenses (including attorneys' fees and disbursements and experts' and other witness' fees) incurred by Landlord in contesting any of the foregoing or the assessed valuation of all or any part of the Real Property; provided, however, that if the Real Property is not fully assessed during any Expense Year, either by virtue of the fact that the Building was not then fully completed or that there was then some tax abatement or credit in effect, the Direct Expenses for any such Expense Year shall be adjusted, in Landlord's reasonable discretion, to account for any such partial assessment. If at any time after the date hereof the methods of taxation prevailing at the date hereof shall be altered so that in lieu of or as an addition to or as a substitute for the whole or any part of taxes, assessments, rents, rates, charges, levies or impositions now assessed, levied or imposed upon all or any part of the Real Property, there shall be assessed, levied or imposed
     (a) a tax, assessment, levy, imposition or charge based on the income or rents received therefrom whether or not wholly or partially as a capital levy or otherwise, or (b) a tax, assessment, levy, imposition or charge measured by or based in whole or in part upon all or any part of the Real Property and imposed upon Landlord, or (c) a license fee measured by the rents, or (d) any other tax, assessment, levy, imposition, charge or license fee however described or imposed, then all such taxes, assessments, levies, impositions, charges or license fees or the part thereof so measured or based shall be deemed to be Tax Expenses; provided that any tax assessment, levy or imposition or charge imposed on income from the Real Property shall be calculated as if the Real Property is the only asset of Landlord. Any reasonable expenses incurred by Landlord in attempting to protest, reduce or minimize Tax Expenses shall be included in Direct Expenses in the Expense Year such expenses are paid. Tax refunds shall be deducted from Tax Expenses in the Expense Year they are received by Landlord.

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          5.2.5  "Excluded  Costs"  shall mean (i)  depreciation,  interest  and amortization on any mortgages and other debt costs or ground lease payments (except interest on the cost of capital expenditures to the extent permitted under Section 5.2.3 (ix), and ground lease payments for Taxes and Expenses), (ii) legal fees in connection with leasing, tenant disputes or enforcement of leases, (iii) real estate brokers' leasing commissions, (iv) improvements or alterations to tenant spaces, (v) salaries and other compensation and fringe benefits paid to all persons above the level of property manager, (vi) the cost of providing any service directly to, and paid directly by, any tenant, (vii) costs of any items to the extent Landlord receives reimbursement from insurance proceeds or from a third party (excluding payments by tenants for Direct Expenses), (viii) costs incurred by Landlord to the extent that Landlord is reimbursed by insurance proceeds or otherwise, (ix) Landlord's general corporate overhead and corporate general and administrative expenses, (x), costs, including permit, license and inspection costs, incurred with respect to the installation of tenants' or other occupants' improvements made for tenants or other occupants in the Building or incurred in renovating or otherwise improving, decorating, painting or redecorating space for tenants or other occupants of the Building, (xi) costs associated with the operation of the business of the partnership or entity which constitutes Landlord as the same are distinguished from the costs of operation of the Building, including partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of Tenant may be in
     issue),   costs  of  selling,   syndicating,   financing,   mortgaging   or
     hypothecating any of Landlord's interest in the Building, (vxii) costs (including in connection therewith all attorney's fees and costs of settlement judgments and payments in lieu thereof) arising from claims, disputes or potential disputes in connection with potential or actual claims, litigation or arbitrations pertaining to Landlord and/or the Building, (xiii) costs of services, utilities, or other benefits which are not offered to Tenant or for which Tenant is charged for directly but which are provided to another tenant or occupant of the Building, including, but
     not  limited  to,  above  Building   standard   heating,   ventilation  and
     air-conditioning and janitorial services, (xiv) costs incurred by Landlord due to the violation by Landlord or any tenant of the terms and conditions of any lease of space in the Building, (xv) tax penalties incurred as a result of Landlord's negligence, inability (so long as there is no uncured monetary default on the part of Tenant hereunder) or unwillingness to make payments and/or file any income tax or informational returns when due, and
     (xvi) reserves of any kind, including but not limited to replacement reserves, and reserves for bad debts or lost rent or any similar charge not involving the payment of money to third parties.

     5.3 Calculation and Payment of Additional Rent.

          5.3.1 Calculation of Excess. If for any Expense Year, Tenant's Share of Direct Expenses for such Expense Year exceeds Tenant's Share of the Direct Expense Stop, then Tenant shall pay to Landlord, in the manner set forth in Section 5.3.2, below, and as Additional Rent, an amount equal to the excess ("Excess").


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          5.3.2  Statement  of Actual  Direct  Expenses  and  Payment by Tenant.
     Following the end of each Expense Year, Landlord shall give to Tenant a statement ("Statement"), which shall state the Direct Expenses for such preceding Expense Year, and which shall indicate the amount, if any, of the Excess. Landlord shall endeavor to give such Statement within ninety (90) days after the end of each Expense Year. Unless Tenant shall take written exception to any item within seventy-five (75) days after the furnishing of a Statement, such Statement shall be considered as final and accepted by Tenant. Upon receipt of the Statement for each Expense Year ending during the Lease Term, if an Excess is present, Tenant shall pay, with its next installment of Base Rent due, but in no event longer than thirty (30) days after receipt of such Statement, the full amount of the Excess for such Expense Year, less the amounts, if any, paid during such Expense Year as "Estimated Excess," as that term is defined in Section 5.3.3, below. If the Estimated Excess paid during such Expense Year is more than the Excess for such Expense Year, Landlord shall credit Tenant with such difference against the next accruing obligations of Tenant under this Section 5.3. The failure of Landlord to timely furnish the Statement for any Expense Year shall not prejudice Landlord from enforcing its rights under this Article
     5. Even though the Lease Term has expired or been terminated and Tenant has vacated the Premises, when the final determination is made of Tenant's
     Share of the Direct Expenses for the Expense Year in which this Lease expires or terminates, taking into consideration that the Lease Expiration Date may have occurred prior to the final day of the applicable Expense Year (a) if an Excess is present, Tenant shall immediately pay to Landlord an amount as calculated pursuant to the provisions of Section 5.3.1 of this Lease and (b) if the Estimated Excess paid by Tenant for such Expense Year is more than the Excess therefor, Landlord shall immediately pay Tenant the difference. The provisions of this Section 5.3.2 shall survive the expiration or earlier termination of the Lease Term.

          5.3.3 Statement of Estimated Direct Expenses. In addition, Landlord shall give Tenant a yearly expense estimate statement ("Estimate Statement") which shall set forth Landlord's reasonable estimate ("Estimate") of the total amount of Direct Expenses for the then-current Expense Year and the estimated excess ("Estimated Excess") as calculated by comparing Direct Expenses, which shall be based upon the Estimate, to the amount of the Direct Expense Stop, which Estimate Statement may be revised and reissued by Landlord from time to time. The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing itsrights to collect any Estimated Excess under this Article 5. If pursuant to the Estimate Statement (or a revision thereof) an Estimated Excess is calculated for the then-current Expense Year, Tenant shall pay, with its next installment of Base Rent due, but in no event longer than thirty (30) days after receipt of such Estimate
     Statement, a fraction of the Estimated Excess (or the increase in the Estimated Excess if pursuant to a revised Estimate Statement) for the then-current Expense Year (reduced by any amounts paid pursuant to the last sentence of this Section 5.3.3). Such fraction shall have as its numerator the number of months which have elapsed in such current Expense Year to the month of such payment, both months inclusive, and shall have twelve (12) as its denominator. Until a new Estimate Statement is furnished, Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of the total Estimated Excess set forth in the previous Estimate Statement delivered by Landlord to Tenant.


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
          5.3.4 Landlord's Books and Records. Tenant or an independent certified public accountant mutually selected by Landlord and Tenant, at Tenant's expense, shall have the right to examine Landlord's books and records with respect to a Statement during normal business hours at any time within thirty (30) days following the furnishing by Landlord to Tenant of such Statement. Any amount due to Landlord as shown on any Statement, whether or not written exception is taken thereto within the time period described in
     Section 5.3.2, nonetheless shall be paid by Tenant as aforesaid, provided, however that in the event such examination determines, based on generally accepted accounting principles (i) that the Direct Expenses shown therein were overstated, Landlord shall promptly reimburse Tenant for any over-payment (and if the Direct Expenses shown in such Statement exceeds those determined by such examination by more than 7%, Landlord shall promptly reimburse Tenant for Tenant's reasonable out of pocket expenses incurred in performing such examination, which in no event shall exceed $2,000.00), or (ii) that the Direct Expenses shown therein were understated, Tenant shall promptly pay to Landlord any under payment.

     5.4 Grossing Up. If the Real Property is not fully occupied during all or a portion of any calendar year (including the year in which the Direct Expense Stop was determined), Landlord will, in accordance with sound accounting and management practices consistently applied, determine the amount of variable Direct Expenses (i.e. those items which vary according to occupancy levels) that would have been paid had the Real Property been fully occupied, and the amount so determined shall be deemed to have been the amount of Direct Expenses for such year. If Landlord is not furnishing all or any particular utility or service (the cost of which, if performed by Landlord, would be included in Direct Expenses) to a tenant during any period, Landlord may for such period:
(i) adjust Direct Expenses to reflect the additional amount that would have been incurred during such period had Landlord furnished such utilities orservices to such tenant, or (ii) exclude the rentable area of such tenant from the rentable area of the Real Property in computing Tenant's Share of the component of Direct Expenses for such utilities or services.

     5.5 Direct Expense Allocations and Tenant's Share Adjustments. If the Real Property shall now or hereafter be part of or shall include a development, complex or group of two or more buildings or structures collectively owned or managed by Landlord or its affiliates or collectively managed by Landlord's managing agent, Landlord may reasonably allocate Direct Expenses (or components thereof) within such complex, development or group, and between such buildings and structures and the parcels on which they are located, in accordance with sound accounting and management practices. In the alternative, Landlord shall have the right to determine, in accordance with sound accounting and management practices, Tenant's Share of Direct Expenses (or components thereof) based on such items for all or any such buildings and structures, and any common areas or facilities, easements, corridors, lobbies, sidewalks, loading areas, driveways, landscaped areas, air rights, development rights, parking rights, skywalks, parking garages and lots, and any and all other rights, structures or facilities operated or maintained in connection therewith or for the benefit thereof, and all parcels or tracts of land on which all or any portion of any of the other foregoing items are located, and any fixtures, machinery, apparatus, systems and equipment located thereon or therein


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
and used in connection therewith; in such event, Landlord may adjust Tenant's Share to be based on the ratio of the rentable area of the Premises to the rentable area of such buildings as to which such Direct Expenses (or components thereof) are included. If the Real Property or any development of which it is a part, shall contain non-office uses during any period, Landlord shall also have the right to determine, in accordance with sound accounting and management practices, Tenant's Share of Direct Expenses for only the office portion of the Real Property or of such development; in such event, Landlord may adjust Tenant's Share to be based on the ratio of the rentable area of the Premises to the rentable area of such office portion for such period. Tenant's Share shall be subject to such other adjustments for such periods as may be applicable pursuant to Section 5.4 above.

                                    ARTICLE 6
                                 USE OF PREMISES

         Tenant shall use the Premises solely for the "Permitted Use" as defined in Section 1.14, and Tenant shall not use or permit the Premises to be used for any other purpose or purposes whatsoever without the prior written consent of Landlord, which may be withheld in Landlord's sole discretion. Tenant further covenants and agrees that it shall not use, or suffer or permit any person or persons to use, the Premises or any part thereof for any use or purpose contrary to the Rules and Regulations, or in violation of the laws of the United States of America, the state in which the Premises is located, or the ordinances, regulation or requirements of the local municipal or county governing body or other lawful authorities having jurisdiction over the Building. Tenant shall faithfully observe and comply with the Rules and Regulations. Landlord shall not be responsible to Tenant for the nonperformance of any such Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Building. Without limiting the generality of the foregoing provisions of this Article 6, Tenant shall not use the Premises or any portion thereof for any walk-in retail use, or any use that is in violation of any applicable laws, rules or regulations affecting the Building or the Real Property, the current certificate of occupancy (or other use permit) for the Building, or any recorded covenants, conditions or restrictions of record affecting the Real Property or the Building.

                                    ARTICLE 7
                             SERVICES AND UTILITIES

     7.1 Standard Tenant Services. Landlord shall provide the following services during Building Hours as set forth in Section 1.17, unless otherwise stated below.

          7.1.1 Subject to all governmental rules, regulations and guidelines applicable thereto, Landlord shall provide heating and air conditioning when necessary for normal comfort for normal office use in the Premises during Building Hours comparable to that provided in similar office buildings within the vicinity.

          7.1.2 Landlord shall provide adequate electrical power for normal general office use,


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
as reasonably determined by Landlord. Tenant shall bear the cost of replacement of lamps, starters and ballasts for lighting fixtures within the Premises.

          7.1.3 Landlord shall provide water from the regular Building outlets for drinking, lavatory and toilet purposes.

          7.1.4 Landlord shall provide janitorial services on Monday through Friday except the date of observation of the Holidays, in and about the Premises. Landlord's cleaning service shall include vacuuming of the Premises, emptying of normal office trash cans and disposing of their contents. Tenant shall dispose of all other refuse, boxes, cans, books, abandoned furniture and all other large, unusual or heavy items at Tenant's sole cost and expense and shall not permit the accumulation thereof in the Premises or elsewhere in the Building.

          7.1.5 Landlord shall provide non-exclusive automatic elevator service at all times.

     7.2 Overstandard Tenant Use. Tenant shall not, without Landlord's prior written consent, use heat-generating equipment, equipment other than normal fractional horsepower office machines, or equipment or lighting other than building standard lights in the Premises, which may affect the temperature otherwise maintained by the air conditioning system or increase the water normally furnished for the Premises by Landlord pursuant to the terms of Section
7.1 of this Lease. If Tenant uses water, electricity, heat or air conditioning in excess of that supplied by Landlord pursuant to Section 7.1 of this Lease, Tenant shall pay to Landlord, upon billing, the cost of such excess consumption, the cost of the installation, operation, and maintenance of equipment which is installed in order to supply such excess consumption, and the cost of the increased wear and tear on existing equipment caused by such excess consumption; and Landlord may install devices to separately meter any increased use and in such event Tenant shall pay the increased cost directly to Landlord, on demand, including the cost of such additional metering devices. If Tenant desires to use heat, ventilation or air conditioning during hours other than those for which Landlord is obligated to supply such utilities pursuant to the terms of Section
7.1 of this Lease, Tenant shall give Landlord such prior notice of Tenant's desired use as Landlord shall from time to time reasonably establish as appropriate (but not less than 24 hours advance notice) and Landlord shall supply such utilities to Tenant at such hourly cost to Tenant as Landlord shall from time to time establish, (currently at $20.00 per hour) which shall be treated as Additional Rent.

     7.3 Interruption of Use. Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent or otherwise except as provided in Section 7.4 below, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease. Furthermore, Landlord shall not be liable under any circumstances for a loss of, or injury to, property or for injury to, or


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
interference with, Tenant's business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities as set forth in this Article
7. Landlord may comply with voluntary controls or guidelines promulgated by any governmental entity relating to the use or conservation of energy, water, gas, light or electricity or the reduction of automobile or other emissions without creating any liability of Landlord to Tenant under this Lease, provided that the Premises are not thereby rendered untenantable.

     7.4 Abatement of Rent. Notwithstanding the foregoing, in the event that Tenant is prevented from using, and does not use, the Premises as a result of any failure to furnish any of the services or utilities as set forth in this
Article 7 and such failure is caused by Landlord's negligence or misconduct (and not caused by Tenant, its agents or contractors), then Tenant shall give Landlord notice of such event and if such failure continues for thirty (30) or more consecutive business days after Landlord's receipt of said notice, then Rent shall be abated for each day after such thirty (30) business day period that Tenant remains prevented from using, and does not use, the Premises due to such failure.

                                    ARTICLE 8
                                     REPAIRS

     Tenant shall at Tenant's own expense and pursuant to the terms of this Lease, including without limitation Article 9 hereof, keep the Premises, including all improvements, fixtures and furnishings therein in good order, repair and condition at all times during the Lease Term. In addition, Tenant shall, at Tenant's own expense but under the supervision and subject to the prior approval of Landlord, and within any reasonable period of time specified by Landlord, pursuant to the terms of this Lease, including without limitation
Article 9 hereof, promptly and adequately repair all damage to the Premises and replace or repair all damaged or broken fixtures and appurtenances; provided however, that, at Landlord's option, or if Tenant fails to make such repairs within 10 days (or, if such repairs cannot be made within said 10 day period despite Tenant's diligent and continuous efforts, said 10 day period shall be extended for so long as Tenant is diligently and continuously pursuing same but in no event longer than an additional 20 days), Landlord may, but need not, make such repairs and replacements, and Tenant shall pay Landlord the cost thereof, including a percentage of the cost thereof (to be uniformly established for the Building) sufficient to reimburse Landlord for all overhead, general conditions, fees and other costs or expenses arising from Landlord's involvement with such repairs and replacements forthwith upon being billed for same. Landlord may, but shall not be required to, enter the Premises at all reasonable times to make such repairs, alterations, improvements and additions to the Premises or to the Building or to any equipment located in the Building as Landlord shall desire or deem necessary or as Landlord may be required to do by the terms of this Lease or by governmental or quasi-governmental authority or court order or decree, and any such entry shall not be deemed to be or shall be construed as an eviction of Tenant.


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
                                    ARTICLE 9
                            ADDITIONS AND ALTERATIONS

     9.1 Landlord's Consent to Alterations. Tenant may not make any improvements, alterations, additions or changes to the Premises (collectively, "Alterations") without first procuring the prior written consent of Landlord to such Alterations, which consent shall not be unreasonably withheld or delayed by Landlord. If Landlord shall have conditioned its consent to any Alteration upon Tenant's agreement to remove same upon the expiration or earlier termination of this Lease as provided in Section 9.2, then upon the termination or expiration of this Lease, Tenant shall restore the Premises to their condition prior to the making of any Alterations by Tenant, reasonable wear and tear and damage by insured casualty excepted. Before proceeding with any Alterations, Tenant shall submit to Landlord detailed plans and specifications therefor, for Landlord's prior written consent. Tenant shall reimburse Landlord for all reasonable expenses incurred by Landlord in connection with (A) its decision as to whether to approve the proposed Alterations and (B) inspecting the Alterations to determine whether the same are being or have been performed in accordance with the approved plans and specifications therefor and in accordance with all legal requirements and insurance requirements, including the fees and expenses of any architect or engineer employed for such purpose. Any Alterations for which consent has been received shall be performed strictly in accordance with the approved plans and specifications therefor, and no amendments or additions thereto shall be made without the prior consent of Landlord. Tenant shall not use the elevators during business hours on business days for haulage or removal of materials or debris.

     9.2 Manner of Construction. Landlord may impose, as a condition of its consent to all Alterations or repairs of the Premises or about the Premises, such requirements as Landlord in its reasonable discretion may deem desirable, including, but not limited to, the requirement that Tenant, at Tenant's expense, remove such Alterations upon the expiration or earlier termination of the Lease Term, and/or the requirement that Tenant utilize for such purposes only contractors, materials, mechanics and materialmen selected by Landlord, provided only that contractors, mechanics and materialmen selected by Landlord shall be reasonably competitive in price with any reputable and qualified contractor, mechanic or materialman selected by Tenant except that Tenant shall be permitted the selection of a reputable, licensed and insured general contractor with reasonable approval of the Landlord. Tenant shall construct such Alterations and perform such repairs in conformance with any and all applicable rules and regulations of any federal, state, county or municipal code or ordinance and pursuant to a valid building permit, issued by the appropriate municipal agency or department, or other governmental agency thereof, in conformance with Landlord's construction rules and regulations. In performing the work of any such Alterations, Tenant shall have the work performed in such manner as not to obstruct access to the Building or the common areas for any other tenant of the Building, and as not to obstruct the business of Landlord or other tenants in the Building, or interfere with the labor force working in the Building. Upon completion of any Alterations, Tenant shall deliver to Landlord a reproducible copy of the "as built" drawings of said Alterations and a certificate of occupancy issued by the city in which the Premises is located. Tenant agrees that it will not at any time prior to or during the Lease Term, either directly or indirectly, employ or permit the employment

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
of any contractor, mechanic or laborer, or permit any materials in the Premises, if the use of such contractor, mechanic or laborer or such materials would, in Landlord's reasonable opinion, create any difficulty, strike or jurisdictional dispute with other contractors, mechanics or laborers.

     9.3 Payment for Improvements. In the event Tenant and Landlord mutually agree that Landlord shall perform or cause to be performed any Alteration or repair work hereunder (of which Tenant is responsible), the charges for such work shall be deemed Additional Rent under this Lease, payable upon billing therefor. Upon completion of such work, Tenant shall deliver to Landlord, if payment is made directly to contractors, evidence of payment, contractors' affidavits and full and final waivers of all liens for labor, services or materials. Tenant shall reimburse Landlord for Landlord's reasonable out-of-pocket costs and expenses reasonably incurred in connection with Landlord's review of the plans and specifications with respect to such work and the supervision thereof.

     9.4 Construction Insurance. In the event that Tenant makes any Alterations, Tenant agrees to carry "Builder's All Risk" insurance in an amount approved by Landlord covering the construction of such Alterations, and such other insurance as Landlord may require, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to Article 11 of this Lease immediately upon completion thereof.

     9.5 Landlord's Property. All Alterations, improvements, fixtures and/or equipment which may be installed or placed in or about the Premises, and all signs installed in, on or about the Premises, from time to time, shall be at the sole cost of Tenant and shall be and become the property of Landlord, except as otherwise specified herein. Furthermore, if Landlord, as a condition to Landlord's consent to any Alteration, requires that Tenant remove any Alteration upon the expiration or early termination of the Lease Term, Tenant shall, at Tenant's expense, remove such Alterations and repair any damage to the Premises and the Building caused by such removal. If Tenant fails to complete such removal and/or to repair any damage caused by the removal of any Alterations, Landlord may do so and may charge the cost thereof to Tenant. Tenant's obligations under this Section 9.5 shall survive the expiration or earlier termination of the Lease Term.

                                   ARTICLE 10
                             COVENANT AGAINST LIENS

         Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon the Real Property, Building or Premises, and any and all liens and encumbrances created by Tenant shall attach to Tenant's interest only. Landlord shall have the right at all times to post and keep posted on the Premises any notice which it deems necessary for protection from such liens. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen or others to be placed against the Real Property, the Building or the Premises with respect to work or services claimed to have been performed for or materials claimed to have been furnished to Tenant or the Premises, and, in case of any such lien attaching or notice of any lien, Tenant covenants and agrees

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
to cause it to be immediately released and removed of record. Notwithstanding anything to the contrary set forth in this Lease, in the event that such lien is not released and removed on or before the date occurring twenty (20) days after notice of such lien is delivered by Landlord to Tenant, Landlord, as its sole option, may immediately take all action necessary to release and remove such lien, without any duty to investigate the validity thereof, and all sums, costs and expenses, including reasonable attorneys' fees and costs, incurred by Landlord in connection with such lien shall be deemed Additional Rent under this Lease and shall immediately be due and payable by Tenant.

                                   ARTICLE 11
                                    INSURANCE

     11.1 Indemnification and Waiver. To the extent not prohibited by law, Tenant releases Landlord, its direct and indirect partners and principals and their respective officers, directors, shareholders, beneficiaries, agents, servants, employees, and independent contractors (collectively, "Landlord
Parties") from, and waives all claims for, any damage either to person or property or resulting from the loss of use thereof, which damage is sustained by Tenant or by other persons claiming through Tenant. Tenant shall indemnify, defend, protect, and hold harmless Landlord Parties from any and all loss, cost, damage, expense and liability (including without limitation court costs and reasonable attorneys' fees) incurred in connection with, or arising from, any cause in, on or about the Premises or any acts, omissions or negligence of Tenant or of any person claiming by, through or under Tenant, its partners, and their respective officers, agents, servants, employees, and independent contractors (collectively, "Tenant Parties"). Should Landlord be named as a defendant in any suit brought against Tenant in connection with, or arising out of, an event covered by the foregoing indemnity, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including without limitation, its actual professional fees such as appraisers', accountants' and attorneys' fees. Further, Tenant's agreement to indemnify Landlord pursuant to this Section 11.1 is not intended and shall not relieve any insurance carrier of its obligations under policies required to be carried by Tenant pursuant to the provision of this Lease, to the extent such policies cover the matters subject to Tenant's indemnification obligations; nor shall they supersede any inconsistent agreement of the parties set forth in any other provision of this Lease. The provisions of this Section 11.1 shall survive the expiration or sooner termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.

     11.2 Tenant's Compliance with Landlord's Fire and Casualty Insurance. Tenant shall, at Tenant's expense, comply with all insurance company requirements pertaining to the use of the Premises. If Tenant's conduct or use of the Premises causes any increase in the premium for any insurance policies carried by Landlord, then Tenant shall reimburse Landlord for any such increase.

     11.3 Tenant's Insurance. Tenant shall maintain the following coverages in the following amounts.

          11.3.1 Commercial General Liability Insurance covering the insured against claims

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
     of bodily injury, personal injury and property damage arising out of Tenant's operations, assumed liabilities or use of the Premises, including a Commercial General Liability endorsement covering the insuring provisions of this Lease and the performance by Tenant of the indemnity agreements set forth in Section 11.1 of this Lease, for limits of liability not less than:
     (i) Bodily Injury and Property Damage Liability - $2,000,000 each occurrence and $2,000,000 annual aggregate, and (ii) Personal Injury Liability - $2,000,000 each occurrence and $2,000,000 annual aggregate.

          11.3.2 Physical Damage Insurance covering (i) all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Premises installed by, for, or at the expense of Tenant, (ii) Alterations, and (iii) all other improvements, alterations and additions to the Premises. Such insurance shall be written on all "all risks" of physical loss or damage basis, for the full replacement cost value new without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include a vandalism and malicious mischief endorsement, sprinkler leakage coverage and earthquake sprinkler leakage coverage.

          11.3.3 Forms of Policies. The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Such insurance shall (i) name Landlord, and any other party it so specifies, as an additional insured; (ii) specifically cover the liability assumed by Tenant under this Lease, including, but not limited to, Tenant's obligations under Section 11.1 of this Lease; (iii) be issued by an insurance company having a rating of not less than A-XII in Best's Insurance Guide or which is otherwise reasonably acceptable to Landlord and licensed to do business in the state in which the Premises is located; (iv) be primary insurance as to all claims thereunder and provide that any insurance carried by Landlord is excess and is non-contributing with any insurance requirement of Tenant; (v) provide that said insurance shall not be canceled or coverage changed unless thirty (30) days' prior written notice shall have been given to landlord and any mortgagee of Landlord; and (vi) contain a cross-liability endorsement or severability of interest clause reasonably acceptable to Landlord. Tenant shall deliver said policy or policies or certificates thereof to Landlord on or before the Lease Commencement Date and at least thirty (30) days before the expiration dates thereof. All such certificates shall expressly state that they can be relied upon by Landlord, as the holder thereof.

     11.4 Subrogation. Landlord and Tenant agree to have their respective insurance companies issuing property damage insurance waive any rights of subrogation that such companies may have against Landlord or Tenant, as the case may be, so long as the insurance carried by Landlord and Tenant, respectively, is not invalidated thereby. As long as such waivers of subrogation are contained in their respective insurance policies, Landlord and Tenant hereby waive any right that either may have against the other on account of any loss or damage to their respective property to the extent such loss or damage is insurable under policies of insurance for fire and all risk coverage, theft, or other similar insurance. If Tenant fails to carry the amounts and types of insurance required to be carried by it pursuant to this Article 11, in addition to any remedies Landlord may have under this Lease, such failure shall be deemed to be a covenant and agreement by Tenant to self-insure with respect to

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
the type and amount of insurance which Tenant has so failed to carry, with full waiver of subrogation with respect thereto.

                                   ARTICLE 12
                             DAMAGE AND DESTRUCTION

     12.1 Repair of Damage to Premises by Landlord. Tenant shall promptly notify Landlord of any damage to the Premises resulting from fire or any other casualty. If the Premises or any common areas of the Building serving or providing access to the Premises shall be damaged by fire or other casualty, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord's reasonable control, and subject to all other terms of this Article 12, restore the Premises, excluding Alterations, and such common areas to substantially the same condition as existed prior to the casualty, except for modifications required by zoning and building codes and other laws or by the holder of a mortgage on the Building or any other modifications to the common areas deemed desirable by Landlord, provided access to the Premises and any common restrooms serving the Premises shall not be materially affected. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof; provided however, that Landlord shall allow Tenant a proportionate abatement of Rent, during the time and to the extent the Premises are being restored as set forth below, and not occupied by Tenant solely as a result thereof.

     12.2 Landlord's Option to Repair. Within sixty (60) days following the date of any substantial damage to the Building, Landlord shall notify Tenant of Landlord's good faith estimate of the time required to repair such damage ("Landlord's Repair Notice"). Notwithstanding the terms of Section 12.1 of this Lease, Landlord may elect not to rebuild and/or restore the Premises and/or Building and instead terminate this Lease by notifying Tenant in writing of such termination within sixty (60) days after the date of damage, such notice to include a termination date giving Tenant ninety (90) days to vacate the Premises, but Landlord may so elect only if the Building shall be damaged by fire or other casualty or cause, whether or not the Premises are affected, and one or more of the following conditions is present: (i) repairs cannot reasonably be completed within one hundred eighty (180) days of the date of damage (when such repairs are made without the payment of overtime or other premiums); (ii) the holder of any mortgage on the building or ground lessor with respect to the Real Property shall require that the insurance proceeds or any portion thereof be used to retire the mortgage debt, or shall terminate the ground lease, as the case may be; (iii) the damage is not fully covered, except for deductible amounts, by Landlord's insurance policies; or (iv) the damage occurs during the last eighteen (18) months of the Lease Term. Notwithstanding anything contained herein to the contrary, if Landlord has not terminated this Lease pursuant to the terms of this Article 12, and if either (A) pursuant to Landlord's Repair Notice, such repairs are not estimated to be completed within one hundred eighty (180) days of the date of damage, or (B) such repairs are not actually completed within two hundred ten (210) days of the date of damage subject to reasonable delays beyond Landlord's reasonable control, Tenant shall have the right to terminate this Lease within ten

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
(10) days after, in the cause of clause (A), receipt of Landlord's Repair Notice or, in the case of clause (B), the expiration of such 210 day period (subject to such reasonable delays), by written notice to Landlord in each case, effective as of a date set forth in such notice, which date shall not be more than 30 days after the date of delivery of such notice to Landlord.

                                   ARTICLE 13
                                    NONWAIVER

     No waiver of any provision of this Lease shall be implied by any failure of Landlord to enforce any remedy on account of the violation of such provision, even if such violation shall continue or be repeated subsequently, any waiver by Landlord of any provision of this Lease may only be in writing, and no express waiver shall affect any provision other than the one specified in such waiver and that one only for the time and in the manner specifically stated. Forbearance by Landlord in enforcement of one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default. The acceptance of any Rent hereunder by Landlord following the occurrence of any default, whether or not known to Landlord, shall not be deemed a waiver of any such default, except only a default in the payment of the Rent so accepted.

                                   ARTICLE 14
                                  CONDEMNATION

     If ten percent (10%) or more of the Premises or Building shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease upon ninety (90) days' notice, provided such notice is given no later than one hundred eighty (180) days after the date of such taking, condemnation, reconfiguration, vacation, deed or other instrument. If more than ten percent (10%) of the rentable square feet of the Premises is taken, or if access to the Premises is substantially impaired, Tenant shall have the option to terminate this Lease upon ninety (90) days' notice, provided such notice is given no later than one hundred eighty (180) days after the date of such taking. Landlord shall be entitled to receive the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant's personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the terms of this Lease, and for moving expenses, so long as such claim does not diminish the award available to Landlord, its ground lessor with respect to the Real Property or its mortgagee, and such claim is payable separately to Tenant. All Rent shall be apportioned as of the date of such termination, or the date of such taking, whichever shall first occur. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated.

                                   ARTICLE 15
                            ASSIGNMENT AND SUBLETTING

     15.1 Transfers. Tenant shall not, without the prior written consent of Landlord, assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, otherwise transfer, this Lease or any interest hereunder, permit any assignment or other such foregoing transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or permit the use of the Premises by any persons other than Tenant and its employees (all of the foregoing are hereinafter sometimes referred to collectively as "Transfers" and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "Transferee"). If Tenant shall desire Landlord's consent to any Transfer, Tenant shall notify Landlord in writing, which notice ("Transfer Notice") shall include (i) the proposed effective date of Transfer, which shall not be less than thirty (30) days nor more than one hundred eighty (180) days after the date of delivery of the Transfer Notice, (ii) a description of the portion of the Premises to be transferred ("Subject Space"), (iii) all of the terms of the proposed Transfer and the consideration therefor, including a calculation of the "Transfer Premium," as that term is defined in Section 15.3 below, in connection with such Transfer, the name and address of the proposed Transferee, and a copy of all existing and/or proposed documentation pertaining to the proposed Transfer, including all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer, (iv) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, and any other information required by Landlord, which will enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee and the nature of such Transferee's business and proposed use of the Subject Space, (v) an executed estoppel certificate from Tenant in the form attached hereto as Exhibit C, and (vi) such other information as Landlord may reasonably require. Any Transfer made without Landlord's prior written consent shall, at Landlord's option, be null, void and of no effect, and shall, at Landlord's option, constitute a default by Tenant under Section 20.1.2 of this Lease. Whether or not Landlord shall grant consent, Tenant shall pay Landlord's review and processing fees (not to exceed $500.00 per Transfer Request), as well as any reasonable legal fees incurred by Landlord, within thirty (30) days after written request by Landlord.

     15.2 Landlord's Consent. Landlord shall not unreasonably withhold its consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice. The parties hereby agree that it shall be deemed to be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply, without limitation as to other reasonable ground for withholding consent:

          15.2.1 Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Building;

          15.2.2 Transferee is either a governmental agency or instrumentality thereof;


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
          15.2.3 Transferee's intended use of the Premises is not for a Permitted Use;

          15.2.4 Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities involved under the Lease on the date consent is requested;

          15.2.5 The proposed Transfer would cause Landlord to be in violation of another lease or agreement to which Landlord is a party, or would give an occupant of the Building a right to cancel its lease; or

          15.2.6 Either Transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the Transferee, (i) occupies space in the Building at the time of the request for consent, (ii) is negotiating with Landlord to lease space in the Building at such time, or (iii) has negotiated with Landlord during the twelve (12)-month period immediately preceding the Transfer Notice, provided, however, the foregoing provisions of this Section 15.2.6 shall not apply to a proposed subletting to any such Transferee referred to in this Section 15.2.6 if, at the time that Landlord's consent to such proposed subletting is requested, Landlord does not then have available space within the Building sufficient for such Transferee and will not, during the term of the proposed sublease to such proposed Transferee, have available space within the Building sufficient for such Transferee.

     Notwithstanding anything to the contrary in this Lease, if Tenant or any proposed Transferee claims that Landlord has unreasonably withheld or delayed its consent under Section 15.2 or otherwise has breached or acted unreasonably under this Article 15, their sole remedies shall be declaratory judgment and an injunction for the relief sought without any monetary damages, and Tenant hereby waives all other remedies, including without limitation, any right at law or equity to terminate this Lease, on its own behalf and, to the extent permitted under all applicable laws, on behalf of the proposed Transferee. Tenant shall indemnify, defend and hold harmless Landlord from any and all liability, losses, claims, damages, costs, expenses (including reasonable attorneys' fees and litigation expenses), causes of action and proceedings involving any third party or parties (including without limitation Tenant's proposed subtenant or assignee) who claim they were damaged by Landlord's wrongly withholding or conditioning of Landlord's consent. If Landlord consents to any Transfer pursuant to the terms of this Section 15.2 (and does not exercise any recapture rights Landlord may have under Section 15.4 of this Lease), Tenant may within six (6) months after Landlord's consent, but not later than the expiration of said six-month period, enter into such Transfer of the Premises or portion thereof, upon substantially the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 15.1 of this Lease, provided that if there are any changes in the terms and conditions from those specified in the Transfer Notice (i) such that Landlord would initially have been entitled to refuse its consent to such Transfer under this
Section 15.2, or (ii) which would cause the proposed Transfer to be more favorable to Transferee than the terms set forth in Tenant's original Transfer Notice, Tenant shall again submit the transfer to Landlord for its approval and other action under this Article 15 (including Landlord's right of recapture, if any, under Section 15.4 of this Lease).

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
     15.3 Transfer Premium. If Landlord consents to a Transfer, as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord any "Transfer Premium," as that term is defined in this Section 15.3, received by Tenant from such Transferee. "Transfer Premium" shall mean all rent, additional rent or other consideration payable by such Transferee in excess of the Rent and Additional Rent payable by Tenant under this Lease, on a per rentable square foot basis if less than all of the Premises is transferred. "Transfer Premium" shall also include, but not be limited to, key money and bonus money paid by Transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee in connection with such Transfer excluding reasonable and customary brokerage commissions, attorney's fees and tenant improvement costs actually incurred by Tenant as a direct result of such Transfer. In the calculations of the Rent (as it relates to the Transfer Premium calculated under this Section 15.3), the Rent paid during each annual period for the Subject Space shall be computed after adjusting such rent to the actual effective rent to be paid, taking into consideration any and all leasehold concessions granted in connection therewith, including, but not limited to, any rent credit and tenant improvement allowance. For purposes of calculating any such effective rent, all such concessions shall be amortized on a straight-line basis over the relevant term.

     15.4 Landlord's Option as to Subject Space. Notwithstanding anything to the contrary contained in this Article 15, Landlord shall have the option, by giving written notice to Tenant within thirty (30) days after receipt of any Transfer Notice, to (i) recapture the Subject Space, or (ii) take an assignment or sublease of the Subject Space from Tenant. Such recapture, or sublease or assignment notice shall cancel and terminate this Lease, or create a sublease or assignment, as the case may be, with respect to the Subject Space as of the date stated in the Transfer Notice as the effective date of the proposed Transfer until the last day of the term of the Transfer as set forth in the Transfer Notice. In the event of a recapture by Landlord, if this Lease shall be canceled with respect to less than the entire Premises, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same. If Landlord declines, or fails to elect in a timely manner to recapture, sublease or take an assignment of the Subject Space under this
Section 15.4, then, provided Landlord has consented to the proposed Transfer, Tenant shall be entitled to proceed to transfer the Subject Space to the proposed Transferee, subject to provisions of the last paragraph of Section 15.2 of this Lease.

     15.5 Effect of Transfer. If Landlord consents to a Transfer, (i) the terms and conditions of this Lease shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Landlord, (iv) Tenant shall furnish upon Landlord's request a complete statement, certified by an independent certified public accountant, or Tenant's chief


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
financial officer, setting forth in detail the computation of any Transfer Premium Tenant has derived and shall derive from such Transfer, and (v) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord's consent, shall relieve Tenant or any guarantor of the Lease from liability under this Lease. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall, within thirty (30) days after demand, pay the deficiency and Landlord's costs of such audit, and if understated by more than ten percent (10%), Landlord shall have the right to cancel this Lease upon thirty (30) days' notice to Tenant.

                                   ARTICLE 16
                SURRENDER OF PREMISES; REMOVAL OF TRADE FIXTURES

     16.1 Surrender of Premises. No act or thing done by Landlord or any agent or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in a writing signed by Landlord. The delivery of keys to Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of the keys at any reasonable time upon request until this Lease shall have been terminated.

     16.2 Removal of Tenant Property by Tenant. Upon expiration of the Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 16, quit and surrender possession of the Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by Landlord and/or Tenant, reasonable wear and tear excepted. Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, and such items of furniture, equipment, free-standing cabinet work, and other articles or personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises (including all signage installed pursuant to the terms of Section 24.1), and such similar articles of any other persons claiming under Tenant, and Tenant shall repair at its own expense all damage to the Premises and Building resulting from such removal.

                                   ARTICLE 17
                                  HOLDING OVER

     If Tenant holds over after the expiration or earlier termination of the Lease Term without the express written consent of Landlord, Tenant shall be deemed to be a tenant at sufferance, and in such case Rent shall be payable at a monthly rate equal to one hundred fifty percent (150%) for the first thirty (30) days, and then thereafter two hundred percent (200%), of the Rent applicable during the last rental period of the Lease Term under this Lease for each month or part thereof that such hold over continues. Such tenancy shall be subject to every other term, covenant and agreement contained


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
herein. Nothing contained in this Article 17 shall be construed as consent by Landlord to any holding over by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Article 17 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. Tenant acknowledges that if Tenant holds over without Landlord's consent, such holding over may compromise or otherwise affect Landlord's ability to enter into new leases with prospective tenants regarding the Premises. Therefore, if Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender, and any losses suffered by Landlord, including lost profits, resulting from such failure to surrender.

                                   ARTICLE 18
                              ESTOPPEL CERTIFICATES

     Within ten (10) days following a request in writing by Landlord, Tenant shall execute and deliver to Landlord an estoppel certificate, which shall be substantially in the form of Exhibit C, attached hereto (or such other form as may be required by any prospective mortgagee or purchaser of the Building, or any portion thereof), indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information reasonably requested by Landlord or Landlord's mortgagee or prospective mortgagee or purchasers. Tenant shall execute and deliver whatever other instruments may be reasonably required for such purposes. Tenant's failure to deliver any such certificate or instrument, in addition to being a default under this Lease, shall be deemed to establish conclusively that this Lease is in full force and effect except as declared by Landlord, that Landlord is not in default of any of its obligations under this Lease, and that Landlord has not received more than one (1) month's rent in advance.

                                   ARTICLE 19
                                  SUBORDINATION

         This Lease is subject and subordinate to all present and future ground or underlying leases of the Real Property and to the lien of any mortgages or deeds of trust, now or hereafter in force against the Real Property and the Building, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages or deeds of trust, or the lessors under such ground lease or underlying leases, require in writing that this Lease be superior thereto. Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage, to attorn, without any deductions or set-offs whatsoever, to the purchaser upon any such foreclosure sale if so requested to do so by such purchaser, and to recognize such purchaser as the lessor under this Lease. Tenant shall, within twenty (20) days of request by Landlord, execute

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
such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease to any such mortgages, trust deeds, ground leases or underlying leases. Tenant hereby irrevocably appoints Landlord as its attorney in fact to execute any such further instruments or assurances as required above in the event Tenant fails to so execute and return any such instruments or assurances .

                                   ARTICLE 20
                               DEFAULTS; REMEDIES

     20.1 Defaults. The occurrence of any of the following shall constitute a default of this Lease by Tenant:

          20.1.1 Any failure by Tenant to pay Rent or any other charge required to be paid under this Lease, or any part thereof, within five (5) business days of the date the same is due; or

          20.1.2 Any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant; provided however, that any such notice shall be in lieu of, and not in addition to, any notice required under any applicable law; and further provided that if such failure cannot be cured within said 30 day period despite Tenant's diligent and continuous efforts to do so, said 30 day period shall be extended for so long as Tenant is diligently and continuously pursuing the cure of such failure but in no event longer than an additional 15 days.

     20.2 Remedies Under Default. Upon occurrence of a default by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and non-exclusive, without any notice or demand whatsoever.

          20.2.1 Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises, by picking or changing locks if necessary, and lock out, expel or remove Tenant and any other person who may be occupying all or any part of the Premises without being liable for any claim for damages, and either terminate this Lease and Tenant's rights to possession of the Premises or, without terminating this Lease, terminate Tenant's right to possession of the Premises, and in either event Tenant shall immediately surrender the Premises to Landlord, and Landlord may recover from Tenant the following:

               (i) The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

               (ii) The worth at the time of award of the amount by which the unpaid rent which


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
          would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

               (iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

               (iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease, specifically including but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

               (v) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

     The term "rent" as used in this Section 20.2 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Sections 20.2.1(i) and (ii), above, the "worth at the time of award" shall be computed by allowing interest at the rate equal to 5 percentage points added to the prime interest rate as published by The Wall Street Journal, as it varies from time to time, from the date due until paid (in the event that The Wall Street Journal ceases either to exist or announce a prime interest rate, the aforementioned interest shall be calculated by adding 5 percentage points to the prime interest rate of the lending institution in metropolitan area in which the Premises is located that, at the time such calculation is made, has the greatest asset value), but in no case greater than the maximum amount of such interest permitted by law ("Interest Rate"). As used in Section 20.2.1 (iii) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of five percent (5%).

          20.2.2 Landlord shall have the right to continue this Lease in effect after Tenant's breach and abandonment and recover Rent as it becomes due. Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

     20.3 Subleases of Tenant. In the event that Landlord elects to terminate this Lease on account of any default by Tenant, as set forth in this Article 20, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. In the event of Landlord's election to succeed to Tenant's interest in such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.


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     20.4 Specific  Performance  and  Collection of Rent.  Landlord shall at all times have the right without prior demand or notice except as required by applicable law to: (i) seek any declaratory, injunctive or other equitable relief, and specifically enforce this Lease or restrain or enjoin a violation of any provision hereof, and Tenant hereby waives any right to require that Landlord post a bond or other security in connection therewith, and (ii) sue for and collect any unpaid Rent which has accrued.

                                   ARTICLE 21
                                 ATTORNEYS' FEES

     If either party commences litigation against the other for the specific performance of this Lease, for damages for the breach hereof or otherwise for enforcement of any remedy hereunder, the parties hereto agree to and hereby do waive any right to a jury trial and, in the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred.

                                   ARTICLE 22
                                 QUIET ENJOYMENT

     If and for so long as no default occurs by Tenant under this Lease beyond the expiration of any applicable notice and grace period, Tenant may peaceably and quietly enjoy the Premises without any disturbance from Landlord or from any other person claiming by, through or under Landlord, subject, nevertheless, to the terms and conditions of this Lease, including, without limitation, the terms and conditions of Article 19.

                                   ARTICLE 23
                                     BROKERS

         Tenant hereby warrants to Landlord that Tenant has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the Brokers (if any), and that Tenant knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Tenant agrees to indemnify and defend Landlord against and hold Landlord harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of Tenant's dealings with any real estate broker or agent other than the Brokers. The terms of this Article 23 shall survive the expiration or earlier termination of the Lease Term.

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

                                   ARTICLE 24
                                      SIGNS


     24.1 Full Floor Tenants. Subject to Landlord's prior written approval, in its sole discretion, and provided all signs are in keeping with the quality, design and style of the Building, Tenant, if the Premises comprise an entire floor of the Building, at its sole cost and expense, may install identification signage anywhere in the Premises including in the elevator lobby of the Premises, provided that such signs must not be visible from the exterior of the Building. Landlord shall provide to Tenant listings in the Building Directory in the lobby of the Building consistent with Landlord's existing practice in respect of other tenants of the Building.

     24.2 Multi-Tenant Floor Tenants. If Tenant occupies less than the entire floor on which the Premises is located, Tenant's identifying signage shall be provided by Landlord, at Tenant's cost, and such signage shall be comparable to that used by Landlord for other similar floors in the Building and shall comply with Landlord's Building standards signage program.

     24.3 Prohibited Signage and Other Items. Any signs, notices, logos, pictures, names or advertisements which are installed and that have not been individually approved by Landlord may be removed without notice by Landlord at the sole expense of Tenant. Tenant may not install any signs on the exterior or roof of the Building or the common areas of the Building or the Real Property. Any signs, window coverings, or blinds (even if the same are located behind the Landlord approved window coverings for the Building), or other items visible from the exterior of the Premises, the Building or any common areas of the Building are subject to the prior written approval of Landlord, in its sole discretion.

                                   ARTICLE 25
                               COMPLIANCE WITH LAW

     Tenant shall not do anything or suffer anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or other governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated. Should any standard or regulation now or hereafter be imposed on Landlord or Tenant by a state, federal or local governmental body charged with the establishment, regulation and enforcement of occupational, health or safety standards for employers, employees, landlords or tenants, then Tenant agrees, at its sole cost and expense, to comply promptly with such standards or regulations applicable to Tenant's business, the Premises or Tenant's use thereof (and not applicable to building owners or landlords generally). Tenant shall be responsible, at its sole cost and expense, to make all alterations to the Premises as are required to comply with the governmental rules, regulations, requirements or standards described in this Article 25, provided, however, Tenant shall not be under any obligation to comply with any such law, statute, ordinance or other governmental rule, regulation or requirement requiring any structural alteration of the Premises solely by reason of the use thereof for general office use unless said alteration (a) is necessitated by a condition which has otherwise been created by, or at the instance of, Tenant, including, without limitation, any Alteration made by or at the request of Tenant, (b) is attributable to the use or manner of use to which Tenant puts the Premises (other than general office use), (c) is required by reason of a breach of Tenant's obligations hereunder, or (d) is


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occasioned  in whole or in part by any act,  omission or negligence of Tenant or any person claiming through or under Tenant or any of their employees, agents, contractors, invitees, or licensees. Tenant shall promptly reimburse Landlord for all reasonable costs and expenses incurred by Landlord in connection with any alterations required to be made to the common areas of the Building if said alteration meets either of the criteria described in (a) or (b) above. The judgment of any court of competent jurisdiction or the admission of Tenant in any judicial action, regardless of whether Landlord is a party thereto, that Tenant has violated any of said governmental measures, shall be conclusive of that fact as between Landlord and Tenant.

                                   ARTICLE 26
                                  LATE CHARGES

     If any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within five (5) business days after the date due, then Tenant shall pay to Landlord a late charge equal to three percent (3%) of the overdue amount (except that Landlord agrees to waive the first such late charge in any calendar year), plus any attorneys' fees incurred by Landlord by reason of Tenant's failure to pay Rent and/or other charges when due hereunder. Additionally, unpaid Rent shall bear interest at the Interest Rate from the date due until paid. The late charge and interest on unpaid Rent shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

                                   ARTICLE 27
              LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT

     27.1 Landlord's Cure. All covenants and agreements to be kept or performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any reduction of Rent. If Tenant shall fail to perform any of its obligations under this Lease, within a reasonable time after such performance is required by the terms of this Lease, Landlord may, but shall not be obligated to, after reasonable prior notice to Tenant, make any such payment or perform any such act on Tenant's part without waiving its right based upon any default of Tenant and without releasing Tenant from any obligations hereunder.

     27.2 Tenant's Reimbursement. Except as may be specifically provided to the contrary in this Lease, Tenant shall pay to Landlord, within fifteen (15) days after delivery by Landlord to Tenant of statements therefor: (i) sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with the remedying by Landlord of Tenant's defaults pursuant to the provisions of Section 27.1; (ii) sums equal to all losses, costs, liabilities, damages and expenses referred to in Article 11 of this Lease; and (iii) sums equal to all expenditures made and obligations incurred by Landlord in collecting or attempting to collect the Rent or in enforcing or attempting to enforce any rights of Landlord under this Lease or pursuant to law, including, without limitation, all legal fees and other amounts so expended. Tenant's obligations


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
under this Section 27.2 shall survive the expiration or sooner termination of the Lease Term.

                                   ARTICLE 28
                                ENTRY BY LANDLORD

     Landlord reserves the right at all reasonable times and upon reasonable notice to the Tenant to enter the Premises to (i) inspect them; (ii) show the Premises to prospective purchasers, mortgagees or ground or underlying lessors, or during the last twelve (12) months of the Lease Term, prospective tenants;
(iii) post notices of nonresponsibility; or (iv) alter, improve or repair the Premises or the Building if necessary to comply with current building codes or other applicable laws, or for alterations, repairs or improvements to the Building. Notwithstanding anything to the contrary contained in this Article 28, Landlord may enter the Premises at any time to (A) perform services required of Landlord; (B) take possession due to any breach of this Lease in the manner provided herein; and (C) perform any covenants of Tenant which Tenant fails to perform. Landlord may make any such entries without the abatement of Rent and may take such steps as required to accomplish the stated purposes; provided, however, that any such entry shall be accomplished as expeditiously as reasonably possible and in a manner so as to cause as little interference to Tenant as reasonably possible. Tenant waives any claim for damages or for any injuries or inconvenience to or interference with Tenant's business, lost profits, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises, excluding Tenant's vaults, safes and special security areas designated in advance by Tenant. In an emergency, Landlord shall have the right to use any means that Landlord may deem proper to open the doors in and to the Premises. Any entry into the Premises by Landlord in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises.

                                   ARTICLE 29
                                DISABILITIES ACTS

     The parties acknowledge that the Americans With Disabilities Act of 1990 (42 U.S.C. ss.12101 et seq.) and regulations and guidelines promulgated thereunder ("ADA"), and any similarly motivated state and local laws ("Local Barriers Acts"), as the same may be amended and supplemented from time to time (collectively referred to herein as the "Disabilities Acts") establish requirements for business operations, accessibility and barrier removal, and that such requirements may or may not apply to the Premises and Real Property depending on, among other things: (i) whether Tenant's business is deemed a "public accommodation" or "commercial facility", (ii) whether such requirements are "readily achievable", and (iii) whether a given alteration affects a "primary function area" or triggers "path of travel" requirements. The parties hereby agree that: (a) Landlord shall perform any required ADA Title III and related Local Barriers Acts compliance in the common areas, the cost of which shall be included in Operating Expenses under Article 5 of this Lease (except that any items constituting capital expenditures shall be amortized as required therein),


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
except as provided below, (b) Tenant shall perform any required ADA Title III and related Local Barriers Acts compliance in the Premises, at Tenant's expense, and (c) Landlord may perform, or require that Tenant perform, and Tenant shall be responsible for the cost of, ADA Title III and related Local Barriers Acts "path of travel" and other requirements triggered by any public accommodation or other use of, or alterations in, the Premises. Tenant shall be responsible for ADA Title I and related Local Barriers Acts requirements relating to Tenant's employees, and Landlord shall be responsible for ADA Title I and related Local Barriers Acts requirements relating to Landlord's employees.


                                   ARTICLE 30
                            MISCELLANEOUS PROVISIONS

     30.1 Binding Effect. Each of the provisions of this Lease shall extend to and shall, as the case may require, bind or inure the benefit not only of Landlord and of Tenant, but also of their respective successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 15 of this Lease.

     30.2 No Air or Roof Rights. Tenant shall have no rights: (i) to install any radio or television antennas or any other device or item on the roof, exterior walls, windows or window sills of the Building, (ii) to any view or to light or air over any property, whether belonging to Landlord or any other person.

     30.3 Modification of Lease. Should any current or prospective mortgagee or ground lessor for the Building require a modification or modifications of this Lease, which modification will not cause an increased cost or expense to Tenant or in any other way adversely change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are required therefor and deliver the same to Landlord within twenty (20) days following the request therefor.

     30.4 Transfer of Landlord's Interest. Tenant acknowledges that Landlord has the right to transfer all or any portion of its interest in the Real Property and Building and in this Lease, and Tenant agrees that in the event of any such transfer, Landlord shall automatically be released from all liability under this Lease and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder. Tenant further acknowledges that Landlord may assign its interest in this Lease to a mortgage lender as additional security and agrees that such an assignment shall not release Landlord from its obligations hereunder and that Tenant shall continue to look to Landlord for the performance of its obligations hereunder.

     30.5 Captions. The captions of Articles and Sections are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such Articles and Sections.


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
     30.6 Relationship of Parties. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant.

     30.7 Time of Essence. Time is of the essence of this Lease and each of its provisions.

     30.8 Partial Invalidity. If any term, provision or condition contained in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.

     30.9 Landlord Exculpation. It is expressly understood and agreed that notwithstanding anything in this Lease, as may be amended from time to time, to the contrary, and notwithstanding any applicable law to the contrary, the liability of Landlord and the Landlord Parties hereunder or thereunder (including any successor landlord) and any recourse by Tenant against Landlord or the Landlord Parties shall be limited solely and exclusively to the interest of Landlord in the Real Property, and neither Landlord, nor any of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant. Landlord and Tenant agree that in no event shall Landlord be liable to Tenant for any consequential or incidental damages.

     30.10  Entire  Agreement.  This Lease,  including  the  Exhibits  listed in
Article 1 (WHICH COLLECTIVELY ARE HEREBY INCORPORATED WHERE REFERRED TO HEREIN AND MADE A PART HEREOF AS THOUGH FULLY SET FORTH), contains all the terms and provisions between Landlord and Tenant relating to the matters set forth herein. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease and this Lease constitutes the parties' entire agreement with respect to the leasing of the Premises and supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. TENANT HAS RELIED ON TENANT'S
INSPECTIONS AND DUE DILIGENCE IN ENTERING THIS LEASE, AND NOT ON ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, CONCERNING THE HABITABILITY, CONDITION OR SUITABILITY OF THE PREMISES OR PROPERTY FOR ANY PARTICULAR PURPOSE OR ANY OTHER MATTER NOT EXPRESSLY CONTAINED HEREIN. None of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto.

     30.11 Right to Lease. Landlord reserves the absolute right to effect such other tenancies in the Building as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Building. Tenant does not rely on the fact, nor does Landlord represent, that any


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
specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Building.

     30.12 Force Majeure. Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of Landlord (collectively, "Force Majeure"), shall excuse the performance of Landlord for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation by Landlord, that time period shall be extended by the period of any delay in Landlord's performance caused by a Force Majeure.

     30.13 Notices. All notices, demands, approvals or communications (collectively, "Notices") given or required to be given by either party to the other hereunder shall be in writing, shall be sent by United States certified or registered mail, postage prepaid, return receipt requested, or delivered by a nationally-recognized overnight delivery service (i) to Tenant at the appropriate address set forth in Section 1.4, or to such other place as Tenant may from time to time designate in a Notice to Landlord; or (ii) to Landlord at the addresses set forth in Section 1.2, or to such other firm or to such other place as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed given on the date it is mailed as provided in this Section
30.13 or upon the date personal delivery is made or attempted to be made. If Tenant is notified of the identity and address of Landlord's mortgagee or ground or underlying lessor, Tenant shall give to such mortgagee or ground or underlying lessor written notice of any default by Landlord under the terms of this Lease by registered or certified mail,and such mortgagee or ground or underlying lessor shall be given a reasonably opportunity to cure such default prior to Tenant's exercising any remedy available to Tenant.

     30.14 Joint and Several Tenants; Partnership Tenant. If there is more than one Tenant, the obligations imposed upon Tenant under this Lease shall be joint and several. If Tenant is a partnership, all current and new general partners shall be jointly and severally liable for all obligations of Tenant hereunder and as this Lease may hereafter be modified, whether such obligations accrue before or after admission of future partners or after any partners die or leave the partnership. Tenant shall cause each new partner to sign and deliver to Landlord written confirmation of such liability, in form and content satisfactory to Landlord, but failure to do so shall not avoid such liability.

     30.15 Authority. If Tenant is any form of corporation, partnership, limited liability company or partnership, association or other organization, Tenant and all Persons signing for Tenant below hereby represent that this Lease has been fully authorized and no further approvals are required, and Tenant is duly organized, in good standing and legally qualified to do business in the Premises (and has any required certificates, licenses, permits and other such items).

     30.16 Governing Law. This Lease shall be construed and enforced in accordance with the laws of the state in which the Premises is located.


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
     30.17 Independent Covenants. This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord's expense or to any setoff of the Rent or other amounts owing hereunder against Landlord.

     30.18 Building Name and Signage. Landlord shall have the right at any time to change the name of the Building and to install, affix and maintain any and all signs on the exterior and on the interior of the Building as Landlord may, in Landlord's sole discretion, desire. Tenant shall not use the name of the Building or use pictures or illustrations of the Building in advertising or other publicity, without prior written consent of Landlord.

     30.19 Rentable Area. Tenant acknowledges that the term "rentable area" includes the so-called usable area, without deduction for columns or projections, multiplied by one or more load or conversion factors, to reflect a share of certain areas, which may include ground floor and elevator lobbies, corridors, mechanical, utility, janitorial, boiler and service rooms and closets, restrooms, and other common, public and service areas.

     30.20 Successors. Except as otherwise expressly provided herein, the obligations of this Lease shall bind and benefit the successors and assigns of the parties hereto; provided, however, that no assignment, sublease or other transfer in violation of the provisions of Article 15 shall operate to vest any rights in any putative assignee, subtenant or transferee of Tenant.

     30.21 Landlord Renovations. Tenant's taking possession of the Premises shall be conclusive evidence as against Tenant that the Premises, the Building and the Real Property were in good order and satisfactory condition when Tenant took possession and that Landlord has fully complied with all of its obligations with respect to any work to be performed in the Premises, the Building or the Real Property. However, Tenant acknowledges that Landlord may during the Lease
Term renovate, improve, alter, or modify (collectively, "Renovations") the Building, Premises, and/or Real Property, including without limitation the parking structure, common areas, systems and equipment, roof, and structural portions of the same. Tenant hereby agrees that such Renovations and Landlord's actions in connection with such Renovations shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent. Landlord shall have no responsibility or for any reason be liable to Tenant for any direct or indirect injury to or interference with Tenant's business arising from the Renovations, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant's personal property or improvements resulting from the Renovations or Landlord's actions in connection with such Renovations, or for any inconvenience or annoyance occasioned by such Renovations or Landlord's actions in connection with such Renovations, provided, however, in connection with any such Renovations, Landlord shall make reasonable efforts to minimize any adverse effect upon Tenant's business.

     30.22 Radon Gas. Radon Gas is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

                                   ARTICLE 31
                              RELOCATION OF TENANT

                             INTENTIONALLY OMITTED.

                                   ARTICLE 32
                                SECURITY DEPOSIT

     The Security Deposit set forth in Section 1.12 (if any) shall be held by Landlord for the performance of Tenant's covenants and obligations under this Lease, it being expressly understood that the Security Deposit shall not be considered an advance payment of rental or a measure of Landlord's damage in case of default hereunder by Tenant, and shall be held by Landlord without payment of any interest thereon. Upon the occurrence of any event of default by Tenant under this Lease, Landlord may, from time to time, without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any arrears of rent, or to repair any damage or injury, or pay any expense or liability incurred by Landlord as a result of the event of default or breach of covenant, and any remaining balance of the Security Deposit shall be returned by Landlord to Tenant upon the termination of this Lease and the performance of all of Tenant's obligations contained in this Lease. If any portion of the Security Deposit is so used or applied, Tenant shall upon ten (10) days written notice from Landlord, deposit with Landlord by cash or certified check an amount sufficient to restore the Security Deposit to its original amount. The Security Deposit may be assigned and transferred by Landlord to the successor in interest of Landlord and Landlord shall thereby be discharged of any further obligation relating thereto.


                                   ARTICLE 33
                              CONDITION OF PREMISES

     Tenant has inspected the Premises (and portions of the Building, Real Property, systems and equipment providing access to or serving the Premises) or has had an opportunity to do so, and agrees to accept the same "AS IS" without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements, or regarding any other matter, unless expressly provided under this Lease. If Landlord has expressly agreed to perform any improvements to the Premises under this Lease:
(a) such improvements shall consist of Landlord's building standard materials and finishes unless otherwise expressly provided, and (b) notwithstanding anything contained herein to the contrary, all furniture and equipment, if any, whether or not shown on any Exhibit hereto, shall be provided by Tenant at Tenant's sole cost and expense. If Landlord has expressly agreed to perform any improvements to the Premises under this Lease, Landlord agrees to use diligent, good faith efforts to substantially complete any such improvements to an extent that Tenant can reasonably occupy the Premises by the Lease Commencement Date set forth in
Article 1, subject to Article 3 and the other provisions of this Lease. In such event, Tenant also agrees to use diligent, good faith efforts to cooperate, and to cause its space planners, architects, contractors, agents and employees to cooperate diligently and in good faith, with Landlord and any space planners, architects, contractors or other parties designated by Landlord, such that any such improvements to the Premises can be planned, permits can be obtained, and the work can be substantially completed by the Lease Commencement Date set forth in Article 1. In the event of any dispute as to whether any such improvements have been substantially completed, Landlord may refer the matter to Landlord's independent architect, whose decision shall be final and binding on the parties. Notwithstanding the foregoing or Article 3 or any other provision of this Lease to the contrary, if Tenant is currently occupying the Premises, whether pursuant to a prior lease or otherwise, and Landlord is required to perform any improvements to the Premises under this Lease, the parties hereby agree that:
(i) Landlord shall use commercially reasonable efforts to minimize any disruption to Tenant's occupancy of the Premises in connection therewith, (ii) Landlord shall seek to substantially complete the same by the Commencement Date set forth in Article 1, or within a reasonable time thereafter, but shall not be required to incur overtime or pay premiums to perform such work before or after the Building Hours, and may require that Tenant cooperate in scheduling and staging the work within the Premises (including cooperation in moving personnel, furniture and equipment or permitting Landlord to do so), and (iii) there shall be no postponement of the Lease Commencement Date or abatement of Rent as a result of any such improvements, or delays in substantially completing the same, under any circumstances (Tenant hereby acknowledging that it could have arranged for such improvements through an independent contractor, subject to Landlord's approval, the other provisions of this Lease and such other documentation as Landlord may have required).


                                   ARTICLE 34
                                      LIEN

     34.1 Landlord's Lien. As security for payment of Rent, damages and all other payments required to be made by this Lease, Tenant hereby grants to Landlord a lien upon and security interest in all property of Tenant now or subsequently located upon the Premises. If Tenant is in default of any provision of this Lease, Landlord may enter upon the Premises, by picking or changing locks if necessary, and take possession of all or any part of such property, and may sell all or any part of such property at a public or private sale, in one or successive sales, with or without notice, to the highest bidder for cash, and, on behalf of Tenant, sell and convey all or part of such property to the highest bidder, delivering to the highest bidder all of Tenant's title and interest in the property sold. The proceeds of the sale of such property shall be applied by Landlord toward the reasonable costs and expenses of the sale, including attorneys' fees, and then toward the payment of all sums then due by

Tenant to Landlord under the terms of this Lease. Any excess remaining shall be paid to Tenant or any other person entitled thereto by law.

     34.2 Uniform Commercial Code. This Lease is intended as and constitutes a security agreement within the meaning of the Uniform Commercial Code of the state in which the Premises are situated. Landlord, in addition to the rights prescribed in this Lease, shall have all of the rights, titles, liens and interests in and to Tenant's property, now or hereafter located upon the Premises, which may be granted a secured party (as that term is defined under such Uniform Commercial Code) under this Lease. Tenant will on request execute and deliver to Landlord a financing statement (or continuation statement) for the purpose of perfecting Landlord's security interest under this Lease or Landlord may file this Lease, a carbon, photographic or other reproduction of this Lease, or a memorandum of this Lease as a financing statement.

                                   ARTICLE 35
                                 CONFIDENTIALITY

     Tenant shall keep the content and all copies of this Lease, related documents or amendments now or hereafter entered, and all proposals, materials, information and matters relating thereto strictly confidential, and shall not disclose, disseminate or distribute any of the same, or permit the same to occur, except to the extent reasonably required for proper business purposes by Tenant's employees, attorneys, insurers, auditors, lenders, purchasers and Transferees (and Tenant shall obligate any such parties to whom disclosure is permitted to honor the confidentiality provisions hereof), and except as may be required by law or court proceedings.

                                   ARTICLE 36
                                      OFFER

     The submission and negotiation of this Lease shall not be deemed an offer to enter the same by Landlord (nor an option or reservation for the Premises), but the solicitation of such an offer by Tenant. Tenant agrees that its execution of this Lease constitutes a firm offer to enter the same which may not be withdrawn for a period of thirty (30) days after delivery to Landlord. During such period and in reliance on the foregoing, Landlord may, at Landlord's option, deposit any Security Deposit and Rent, proceed with any plans, specifications, alterations or improvements, and permit Tenant to enter the Premises, but such acts shall not be deemed an acceptance of Tenant's offer to enter this Lease, and such acceptance shall be evidenced only by Landlord signing and delivering this Lease to Tenant.

     IN WITNESS WHEREOF, Landlord and Tenant have caused their duly authorized representatives to execute this Lease as of the day and date first above written.

                                   LANDLORD:







                                   CMD REALTY INVESTMENT FUND II, L.P.,
                                   an Illinois limited partnership

                                   By:  CMD/Fund II GP Investments, L.P.,
                                        an Illinois limited partnership,
                                        its general partner

                                   By:  CMD REIM II, Inc.,
                                        an Illinois corporation,
                                        its general partner
___________________________
Witness                            By:  ___________________________________
___________________________        Name:  Allen Aldridge
Witness                            Its:   Vice President


                                     TENANT:

                                   CPS SYSTEMS, INC.,
                                   a Texas Corporation
___________________________
Witness                            By:     _____________________________
___________________________        Name:   _____________________________
Witness                            Its:    _____________________________

                                    EXHIBIT A
                                    ---------

                               OUTLINE OF PREMISES
                               -------------------

                                    3rd Floor
                                    Suite 350
                              One President's Plaza
                            4902 Eisenhower Boulevard

                                   EXHIBIT A-1
                                   -----------

                                  REAL PROPERTY
                                  -------------

                                    EXHIBIT B
                                    ---------

                              RULES AND REGULATIONS
                              ---------------------

     Tenant shall faithfully observe and comply with the following Rules and Regulations. Landlord shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Real Property.

          1. Tenant shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the Premises without obtaining Landlord's prior written consent. Tenant shall bear the cost of any lock changes or repairs required by Tenant except Landlord will, pursuant to Exhibit D, re-key existing suite door entry lockset. Landlord will provide Tenant a total of forty (40) keys without charge. Any additional keys will be paid for by Tenant.. Two keys will be furnished by Landlord for the Premises, and any additional keys required by Tenant must be obtained from Landlord at a reasonable cost to be established by Landlord or, at Tenant's option, obtained by Tenant at Tenant's expense. Landlord will provide to Tenant, 40 after-hours access cards at no charge. Any additional cards will be paid for by Tenant.

          2. All doors opening to public corridors shall be kept closed at all times except for normal ingress and egress to the Premises. The foregoing sentence shall not be applicable to floors of the Building that are entirely contained within the Premises.

          3. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building during such hours as are customary for comparable buildings. Tenant, its employees and agents must be sure that the doors to the Building are securely closed and locked when leaving the Premises if it is after the normal hours of business for the Building. Any tenant, its employees, agents or any other persons entering or leaving the Building at any time when it is so locked, or any time when it is considered to be after normal business hours for the Building, may be required to sign the Building register. Access to the Building may be refused unless the person seeking access has proper identification or has a previously arranged pass for access to the Building. Landlord and his agents shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building or the Real Property during the continuance thereof by any means it deems appropriate for the safety and protection of life and property.


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
          4. All moving activity into or out of the Building and all construction activity shall be scheduled with Landlord and done only at such time and in such manner as Landlord designates. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy property brought into the Building and also the times and manner of moving the same in and out of the Building. Safes and other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property in any case. Any damage to any part of the Building, its contents, occupants or visitors by moving or maintaining any such safe or other property shall be the sole responsibility and expense of Tenant.

          5. No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators, except between such hours and in such specific elevator as shall be designated by Landlord.

          6.  The   requirements  of  Tenant  will  be  attended  to  only  upon application at the management office for the Real Property or at such office location designated by Landlord. Employees of Landlord shall not perform any work or do anything outside their regular duties unless under special instructions from Landlord.

          7. Tenant shall not disturb, solicit, or canvass any occupant of the Real Property and shall cooperate with Landlord and its agents of Landlord to prevent the same.

          8. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or agents, shall have caused it.

          9. Tenant shall not overload the floor of the Premises, nor mark, drive nails or screws, or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof with out Landlord's prior written consent. Hanging of artwork, shelving, bulletin boards and plaques are permitted.

          10. Except for one vending machine intended for the sole use of Tenant's employees and invitees, no vending machine or machines other than fractional horsepower office machines shall be installed, maintained or operated upon the Premises without the written consent of Landlord.

          11. Tenant shall not use or keep in or on the Premises, the Building, or the Real Property any kerosene, gasoline or other inflammable or combustible fluid or material. Tenant shall not bring, or permit any of its employees or agents to bring, any hazardous or toxic materials, firearms, ammunition or other weapons, or any other materials or substances that might pose a health or safety risk, upon the Premises, the Building or the Real Property. Tenant shall be allowed to store normal quantities of office supplies including copier toner and cleaning supplies on the Premises.

          12. Tenant shall not without the prior written consent of Landlord use any method of heating or air conditioning other than that supplied by Landlord.

          13. Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in or on the Premises, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Real Property by reason of noise, odors, or vibrations, or interfere in any way with other tenants or those having business therein. Landlord shall have the right to prohibit the smoking of any tobacco products in the Building, including the Premises, and may, without any obligation to do so, designate exclusive areas for the smoking of tobacco products.

          14. Tenant shall not bring into or keep within the Real Property, the Building or the Premises any animals, birds, bicycles or other vehicles, other than seeing-eye dogs assisting the visually-impaired.

          15. No cooking shall be done or permitted on the Premises, nor shall the Premises be used for the storage of merchandise, for lodging or for any improper, objectionable or immoral purposes. Notwithstanding the foregoing, Underwriters' Laboratory-approved equipment and microwave ovens may be used in the Premises for heating food and brewing coffee, tea, hot chocolate and similar beverages for employees and visitors, provided that such use in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

          16. Landlord will approve where and how telephone and telecommunication wiring and cabling are to be introduced to the Premises. No boring or cutting for wires shall be allowed without the consent of Landlord. The location of telephone, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

          17. Landlord reserves the right to exclude or expel from the Real Property any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules and Regulations.

          18. Tenant, its employees and agents shall not loiter in or on the entrances, corridors, sidewalks, lobbies, halls, stairways, elevators, or any common areas of the Building for the purpose of smoking tobacco products (excepting the designated smoking area for the Building) or for any other purpose, nor in any way obstruct such areas, and shall use them only as a means of ingress and egress for the Premises.

          19. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to ensure the most effective operation of the Building's heating and air conditioning system, and shall refrain from attempting to adjust any controls.

          20. Tenant shall store all its trash and garbage within the interior of the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash in the vicinity of the Building without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entry-ways and elevators provided for such purposes at such times as Landlord shall designate. If the Premises is or becomes infested with vermin as a result of the use or any misuse or neglect of the Premises by Tenant, its agents, servants, employees, contractors, visitors or licensees, Tenant shall forthwith, at Tenant's expense, cause the Premises to be exterminated from time to time to the satisfaction of Landlord and shall employ such licensed exterminators as shall be approved in writing in advance by Landlord.

          21.  Tenant  shall  comply  with  all  safety,   fire  protection  and
     evacuation procedures and regulations established by Landlord or any governmental agency.

          22. Tenant shall assume any and all responsibility for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

          23. No awnings or other projection shall be attached to the outside walls of the Building without the prior written consent of Landlord. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises without the prior written consent of Landlord. All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent and/or of a quality, type, design and bulb color approved by Landlord. Tenant shall abide by landlord's regulations concerning the opening and closing of window coverings which are attached to the windows in the Premises, if any, which have a view of any interior portion of the Building or the common areas of the Building.

          24. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the window sills.

          25. Tenant must comply with requests by Landlord concerning the informing of their employees of items of importance to Landlord.

          26. Tenant shall not use in any space or in the public halls of the Building any hand trucks except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building.


          27. Without the written consent of Landlord, Tenant shall not use the name or a likeness of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

          28. If the Real Property now or hereafter contains, or Landlord has obtained the right to use for the Real Property, a parking garage, structure, facility or area, the following Rules shall apply therein:

               (i) Parking shall be available in areas designated by Landlord from time to time. Parking for Tenant and its employees and visitors shall be on a "first come, first served," unassigned basis, in common with Landlord and other tenants at the Real Property, and their employees and visitors, and other Persons to whom Landlord shall grant the right or who shall otherwise have the right to use the same. However, in no event shall Tenant and Tenant's employees and visitors use more spaces than the number derived by applying Tenant's Share (as defined in the Lease) to the total number of unassigned spaces in the area or areas designated by Landlord from time to time to serve the Premises. In addition, Landlord reserves the right to: (x) adopt additional requirements or procedures pertaining to parking, including systems with charges favoring carpooling, and validation systems, (y) assign specific spaces, and reserve spaces for small and other size cars, disabled persons, and other tenants, customers of tenants or other parties, and (z) restrict or prohibit full size vans and other large vehicles.

               (ii) In case of any violation of these rules, Landlord may also refuse to permit the violator to park, and may remove the vehicle owned or driven by the violator from the Real Property without liability whatsoever, at such violator's risk and expense. Landlord reserves the right to close all or a portion of the parking areas or facilities in order to make repairs or perform maintenance services, or to alter, modify, re-stripe or renovate the same, or if required by casualty, strike, condemnation, act of God, law or governmental requirement or guideline, termination or modification of any lease or other agreement by which Landlord obtained parking rights, or any other reason beyond Landlord's reasonable control. In the event access is denied for any reason, any monthly parking charges shall be abated to the extent access is denied, as Tenant's sole recourse.

               (iii) Hours shall be reasonably established by Landlord or its parking operator from time to time; cars must be parked entirely within the stall lines, and only small or other qualifying cars may be parked in areas reserved for such cars; all directional signs, arrows and speed limits must be observed; spaces reserved for disabled persons must be used only by vehicles properly designated; washing, waxing, cleaning or servicing of any vehicle is prohibited; every parker is required to park and lock his own car, except to the extent that Landlord adopts a valet parking system; parking is prohibited in areas: (a) not striped or designated for parking, (b) aisles, (c) where "no parking" signs are posted, (d) on ramps, and (e) loading areas and other specially designated areas. Delivery trucks and vehicles shall use only those areas designated therefor.

               (iv) Parking stickers, key cards or any other devices or forms of identification or entry shall remain the property of Landlord. Such devices must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Devices are not transferable and any device in the possession of an unauthorized holder will be void. Loss or theft of parking identification, key cards or other such devices must be reported to Landlord or any garage manager immediately. Any parking devices reported lost or stolen which are found on any unauthorized car will be confiscated and the illegal holder will be subject to prosecution. Lost or stolen devices found by Tenant or its employees must be reported to Landlord or the office of the garage immediately.

     Notwithstanding anything expressly to the contrary contained in clause (i) of Paragraph 28 of these Rules, Landlord agrees to provide to Tenant the right, throughout the Lease Term, to free non-exclusive use of not fewer than 41 parking spaces in the parking facilities on the Real Property, in areas designated by Landlord from time to time.

     Landlord reserves the right at any time to change or rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations as in Landlord's judgment may from time to time be necessary for the management, safety, care and cleanliness of the Premises, Building, and the Real Property, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants therein. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant, nor prevent Landlord from thereafter enforcing any such Rules or Regulations against any or all tenants of the Real Property. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition of its occupancy of the Premises.


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                                    EXHIBIT C

                              ESTOPPEL CERTIFICATE




To:       ________________________
          ________________________
          ________________________
          ________________________
         Attn:____________________

     ___________________________________ ("Tenant") hereby certifies as follows:

     1. The undersigned is the Tenant under that certain Office Lease dated _____________, 19___ (the "Lease"), executed by ________________________________
("Landlord") as Landlord and the undersigned as Tenant, covering a portion of the property located at _____________________ (the "Property").

     2. Pursuant to the Lease, Tenant has leased space commonly known as Suite ___ (the "Premises") at the Property and has paid to Landlord a security deposit of $_______. The term of the Lease commenced on _______________, 19____ and the expiration date of the Lease is ________________________, _____. Tenant has paid rent through _____________, 19___. The next rental payment in the amount of $____________ is due on _____________, 19____. Tenant is required to pay ____
percent (____%) of all annual  operating  expenses for the Property in excess of
_____________.

     3. The Lease provides for ____ option(s) to extend the Lease Term for _______ years (each). The rental rate for such extension term(s) is as follows:

________________________________________________________________________________

Except as expressly provided in the Lease, and other documents attached hereto, Tenant does not have any right or option to renew or extend the term of the Lease, to lease other space at the Property, nor any preferential right to purchase all or any part of the Premises or the Property.

     4. Tenant has no right of refusal, option to expand, option to terminate, option to purchase, or exclusive business rights, except as follows: .

     5. True, correct and complete copies of the Lease and all amendments, modifications and supplements thereto are attached hereto and the Lease, as so amended, modified and supplemented, is in full force and effect, and represents the entire agreement between Tenant and Landlord with


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respect to the Premises and the Property. There are no amendments, modifications or supplements to the Lease, whether oral or written, except as follows (include the date of such amendment, modification or supplement): _______________________
________________________________________________________________________________
________________________________________________________________________________

     6. All space and improvements leased by Tenant have been completed and furnished in accordance with the provisions of the Lease, and Tenant has accepted and taken possession of the Premises.

     7. Landlord is not in any respect in default in the performance of the terms and provisions of the Lease. Tenant is not in any respect in default under the Lease and has not assigned, transferred or hypothecated the Lease or any interest therein or subleased all or any portion of the Premises.

     8. There are not offsets or credits against rentals payable under the Lease and no free periods or rental concessions have been granted to Tenant, except as follows:
________________________________________________________________________________

     9. Tenant has no actual or constructive knowledge of any processing, use, storage, disposal, release or treatment of any explosive, corrosive, hazardous or toxic materials or substances, or materials capable of emitting toxic fumes, on the Premises or the Real Property except as follows (if none, state "none"):
________________________________________________________________________________

         This Certificate is given to _____________________________________ with the understanding that ______________ will rely hereon in connection with the financing [conveyance] of the Real Property of which the Premises constitutes a part. Following any such financing [conveyance], Tenant agrees that the Lease shall remain in full force and effect [and shall bind and inure to the benefit of the ___________ and its successor in interest as if no purchase had occurred].

DATED:__________________, 19___ "TENANT"

                                             _____________________________
                                             _____________________________

                (ATTACH LEASE AND AMENDMENTS TO THIS CERTIFICATE)

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                                    EXHIBIT D
                                    ---------

                              PREMISES IMPROVEMENTS
                              ---------------------


Landlord will build the Premises pursuant to architectural plans prepared by Anthony J. Polito, Jr., Architect dated May 3, 1998 and approved by Lisa Hargis of CPS Systems, Inc. on May 5, 1998, Tenant hereby accepts the Premises "as-is" other than the items specified below which will be completed in compliance with local building code requirements.

     1. Landlord will remove 991 sq. yds of existing floor covering/carpeting.

     2. Landlord will remove approximately 540 s.f. of existing wallcovering within the interior office area.

     3. Landlord will remove 13 l.f. of existing drywall within the Premises.

     4. Landlord will remove framing and drywall for a new door opening adjacent the existing breakroom.

     5. Landlord will remove 1,612 l.f. of existing vinyl cove base.

     6. Landlord will construct 78 l.f. of building standard interior drywall walls in order to create four (4) offices.

     7. Landlord will patch and prepare existing drywall for paint.

     8. Landlord will supply and install five (5) building standard doors and frames.

     9. Landlord will install five (5) sets of building standard matching hardware for new doors within the Premises.

     10. Landlord will install and provide four (4) building standard glass sidelights adjacent to the four (4) newly constructed offices. Sidelights will have building standard mini blinds.

     11. Landlord will provide four (4) building standard switches within the newly constructed offices (4 new offices).

     12. Landlord will provide twelve (12) building standard receptacles within the newly constructed offices pursuant to the plan.



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
     13. Landlord will re-locate five (5) existing 2' x 4' lay-in fixtures.

     14. Landlord will provide five (5) new lay-in building standard fixtures.

     15. Landlord will provide four (4) data poles within the 4 newly constructed offices.

     16.    Tenant   will   be    responsible    for   running   the   necessary
cabling/telecommunications within newly constructed offices.

     17. Landlord will provide five (5) building standard power poles and powered to customer supplied work stations.

     18. Landlord will re-locate two (2) existing emergency and exit lights within the Premises.

     19. Landlord will test and balance HVAC system.

     20. Landlord will re-locate four (4) existing HVAC supply grills within the Premises.

     21. Re-locate five (5) existing return air grills within the Premises.

     22. Landlord will re-locate three (3) fire sprinkler heads within the Premises.

     23. Landlord will supply and install four (4) new building standard fire extinguishers within the Premises.

     24. Landlord will paint 15,082 s.f. of wall area, building standard paint, one color flat latex throughout, two (2) coats of paint.

     25. Landlord will paint thirty (30) existing door frames, building standard, one color.

     26. Landlord will stain and seal five (5) new building standard doors within the Premises.

     27. Landlord will supply and install 991 sq. yds. of 30 oz. cut pile, building standard carpeting throughout the Premises, one color throughout.

     28. Landlord will install 206 l.f. of carpet border within the Premises, building standard carpet.

     29. Landlord will supply and install 1,900 l.f. of building standard vinyl base on new and existing walls within the Premises.


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
     30. Landlord will sand and stain all new and existing interior doors within the Premises.

     31. Landlord will install building standard floor receptacle in conference room within the Premises.

     32. Landlord will re-key front entry suite door to building master system on or before Lease Commencement Date. Landlord will provide Tenant initially with 40 suite door keys and after hours access cards at no charge. Any additional keys/access cards will be an additional cost/charge.


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                                    EXHIBIT E
                                    ---------

                                OPTION TO EXTEND
                                ----------------

     1. Provided that this Lease is in full force and effect and Tenant is not in default under any terms and conditions of this Lease as of the date of the Extension Option Notice (as hereinafter defined) and as of the Extension Term Commencement Date (as hereinafter defined) and subject to the terms of this Exhibit, Tenant shall have the right ("Extension Option") to extend the Lease Term for the period ("Extension Term") commencing on and including the Extension Term Commencement Date and ending at 11:59 P.M. (local time at the Premises) on the Extension Term Expiration Date (as hereinafter defined). Tenant shall exercise the Extension Option, if at all, by delivering written notice of such exercise ("Extension Option Notice") on or before the 365th day immediately preceding the Lease Expiration Date. If Tenant fails to deliver the Extension Option Notice to Landlord on or before such date, Tenant shall be deemed to have forever waived any and all rights to extend the Lease Term pursuant to this Exhibit.

          (a) The phrase "Extension Term Commencement Date" means the May 15, 2003.

          (b) The phrase "Extension Term Expiration Date" means May 14, 2008.

     2. Commencing on the Extension Term Commencement Date, Tenant shall pay to Landlord Base Rent equal to the Extension Market Rent (as hereinafter defined), but in no event less than the Base Rent then in effect on the day immediately preceding the Extension Term Commencement Date. Within 30 days after Landlord's receipt of the Extension Option Notice, Landlord shall deliver to Tenant a written notice which sets forth the rent for which Landlord is willing to lease the Premises during the Extension Term ("Extension Market Rent"). If Tenant approves the Extension Market Rent, Tenant shall deliver to Landlord a written notice which approves the Extension Market Rent within 15 days after its receipt of the Extension Market Rent. If Tenant objects to the Extension Market Rent, then Tenant shall, within the aforesaid 15 day period, deliver to Landlord a written notice which objects to the Extension Market Rent ("Objection Notice"). If Tenant delivers the Objection Notice pursuant to the terms hereof or fails to deliver a written notice to Landlord which approves or objects to the Extension Market Rent within said 15 day period, then Tenant shall be deemed to have waived any and all rights to extend the Lease Term pursuant to this Exhibit.

     3. The rights of Tenant under this Exhibit are for the sole benefit of CPS Systems, Inc. and shall automatically terminate upon any assignment of this Lease, sublease of the Premises, or other transfer of this Lease and/or the rights of Tenant.

     4. Except to the extent set forth otherwise herein, all of the terms of this Lease shall apply during the Extension Term.


53